[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS

SEMIANNUAL REPORT

JUNE 30, 2002
(UNAUDITED)

CREDIT SUISSE TRUST --
- GLOBAL TECHNOLOGY PORTFOLIO


CREDIT SUISSE TRUST (THE "TRUST") SHARES ARE NOT AVAILABLE DIRECTLY TO INDIVIDUAL INVESTORS, BUT MAY BE OFFERED ONLY THROUGH CERTAIN INSURANCE PRODUCTS AND PENSION AND RETIREMENT PLANS.

MORE COMPLETE INFORMATION ABOUT THE TRUST, INCLUDING CHARGES AND EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS DOCUMENT AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-222-8977 OR BY WRITING TO CREDIT SUISSE TRUST, P.O. BOX 9030, BOSTON, MA 02205-9030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3147. THE TRUST IS ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

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THE PORTFOLIO'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES
AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF JUNE 30, 2002; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

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CREDIT SUISSE TRUST -- GLOBAL TECHNOLOGY PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT
June 30, 2002

                                                                   July 22, 2002

Dear Shareholder:

   For the six months ended June 30, 2002, Credit Suisse Trust -- Global Technology Portfolio (the "Portfolio") had a loss of 30.00%, vs. a decline of 10.21% for the Morgan Stanley Capital International All Country World Free Growth Index.(1)

   The first half of 2002 was a very difficult period for stocks in technology and related sectors. Two themes dampened investor enthusiasm and darkened the near-term prospects for the broadly defined tech universe. These were the environment for corporate spending on information technology (IT) infrastructure, which remained lackluster; and the ongoing deterioration of conditions in the telecom business (e.g., overcapacity and a lack of pricing power). These factors weighed heavily on technology and telecom shares, as reflected in the Portfolio's return for the six months.

   In terms of basic strategy, we maintained what we deemed to be a well-diversified portfolio, both with respect to industry sectors and the quantity of names we owned. Given the broad weakness in tech-related stocks, however, this stance provided little in the way of a downside buffer in the period. We held shares in a variety of fixed-line and wireless telecom providers, cable television operators, and software and hardware manufacturers and media companies, many of which fared poorly. We owned only a handful of companies in the U.K. and France, but some of them were leading wireless telecom providers whose shares suffered badly. On the positive side, certain of the Portfolio's electronics stocks from Asia had good showings.

   Subsectors that we favored in the period were manufacturers of semiconductors and semiconductor capital equipment; developers of specialty computer software; and selected media companies. Subsectors that we de-emphasized included telecom (both services and equipment); contract manufacturing; and makers of wireless infrastructure products. With regard to country and regional allocation, we were biased toward the U.S., reflecting our view that growth will probably show greater and faster improvement in the U.S. than in Europe or Japan.

   Looking over the intermediate term, we believe that technology and telecom stocks will likely remain volatile, and could face more downward pressure until the earnings picture improves. Looking further ahead, though, we believe that prospects for earnings -- and, therefore, share prices -- appear meaningfully better. Corporate IT spending should begin to show cyclical and secular improvement late in 2002 and into 2003, in our view, as a result of

                                        1
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several factors. Most notably, we expect the introduction of next-generation wireless telephony to spark a fresh production cycle for wireless telecom handsets, and we expect IT budgets for the major telecom service providers to start expanding. If this latter projection becomes reality, then we feel it would be especially encouraging for the Portfolio's core tech and telecom investment universe.

Vincent J. McBride               Scott T. Lewis
Co-Portfolio Manager             Co-Portfolio Manager

                 SUMMARY OF CUMULATIVE TOTAL RETURNS (6/30/2002)

                         SINCE                 INCEPTION
                       INCEPTION                 DATE
                      -----------             -----------
                        -30.00%                12/31/2001

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. SINCE THE PORTFOLIO FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN TECHNOLOGY, AN INVESTMENT IN THE PORTFOLIO MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER FUNDS THAT INVEST IN A BROADER MIX OF ISSUERS.

----------
(1) The Morgan Stanley Capital International All Country World Free Growth Index is a market-capitalization-weighted index of growth companies (with high price-book-value securities) listed on stock exchanges in and outside of the U.S., and is compiled by Morgan Stanley & Co., Incorporated. Investors cannot invest directly in an index.

                                        2
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CREDIT SUISSE TRUST -- GLOBAL TECHNOLOGY PORTFOLIO
SCHEDULE OF INVESTMENTS
June 30, 2002 (Unaudited)

                                                                           NUMBER OF
                                                                             SHARES        VALUE
                                                                           ---------   ------------
COMMON STOCKS (93.5%)
AUSTRALIA (0.8%)
MEDIA (0.8%)
    News Corp., Ltd. ADR                                                       1,500   $     29,625
                                                                                       ------------
TOTAL AUSTRALIA                                                                              29,625
                                                                                       ------------
BERMUDA (0.9%)
INDUSTRIAL CONGLOMERATES (0.9%)
    Tyco International, Ltd.                                                   2,700         36,477
                                                                                       ------------
TOTAL BERMUDA                                                                                36,477
                                                                                       ------------
CANADA (1.8%)
COMPUTERS & PERIPHERALS (1.8%)
    ATI Technologies, Inc.*                                                   10,400         71,864
                                                                                       ------------
TOTAL CANADA                                                                                 71,864
                                                                                       ------------
DENMARK (1.9%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.9%)
    TDC A/S                                                                    2,750         76,047
                                                                                       ------------
TOTAL DENMARK                                                                                76,047
                                                                                       ------------
FINLAND (1.3%)
COMMUNICATIONS EQUIPMENT (1.3%)
    Nokia Oyj                                                                  1,700         24,882
    Nokia Oyj ADR                                                              1,700         24,616
                                                                                       ------------
                                                                                             49,498
                                                                                       ------------
TOTAL FINLAND                                                                                49,498
                                                                                       ------------
FRANCE (0.9%)
WIRELESS TELECOMMUNICATION SERVICES (0.9%)
    Orange SA*                                                                 7,500         34,517
                                                                                       ------------
TOTAL FRANCE                                                                                 34,517
                                                                                       ------------
INDONESIA (1.3%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.3%)
    PT Telekomunikasi Indonesia ADR                                            6,000         52,800
                                                                                       ------------
TOTAL INDONESIA                                                                              52,800
                                                                                       ------------
JAPAN (9.2%)
ELECTRICAL EQUIPMENT (1.2%)
    Mitsubishi Electric Corp.                                                 11,000         49,376
                                                                                       ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.6%)
    TDK Corp.                                                                  1,300         61,390
                                                                                       ------------
HOUSEHOLD DURABLES (4.9%)
    Nintendo Company, Ltd.                                                       600         88,356
    Sega Corp.*                                                                4,400        105,727
                                                                                       ------------
                                                                                            194,083
                                                                                       ------------

                 See Accompanying Notes to Financial Statements.

                                        3

                                                                           NUMBER OF
                                                                             SHARES        VALUE
                                                                           ---------   ------------
COMMON STOCKS (CONTINUED)
JAPAN (CONTINUED)

WIRELESS TELECOMMUNICATION SERVICES (1.5%)
    NTT DoCoMo, Inc.                                                              24   $     59,071
                                                                                       ------------
TOTAL JAPAN                                                                                 363,920
                                                                                       ------------
MALAYSIA (0.5%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
    Maxis Communications Berhad*                                              15,000         19,337
                                                                                       ------------
TOTAL MALAYSIA                                                                               19,337
                                                                                       ------------
MEXICO (2.8%)
DIVERSIFIED TELECOMMUNICATION SERVICES (2.4%)
    Telefonos de Mexico SA de CV ADR                                           2,930         93,994
                                                                                       ------------
WIRELESS TELECOMMUNICATION SERVICES (0.4%)
    America Movil SA de CV ADR                                                 1,280         17,152
                                                                                       ------------
TOTAL MEXICO                                                                                111,146
                                                                                       ------------
NETHERLANDS (5.4%)
DIVERSIFIED TELECOMMUNICATION SERVICES (2.2%)
    Koninklijke (Royal) KPN NV*                                               18,200         85,200
                                                                                       ------------
HOUSEHOLD DURABLES (2.0%)
    Koninklijke (Royal) Philips Electronics NV                                 2,900         80,969
                                                                                       ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.2%)
    ASML Holding NV*                                                           3,040         48,128
                                                                                       ------------
TOTAL NETHERLANDS                                                                           214,297
                                                                                       ------------
PORTUGAL (2.2%)
WIRELESS TELECOMMUNICATION SERVICES (2.2%)
    Vodafone Telecel - Comunicacoes Pessoais SA*                              12,200         85,307
                                                                                       ------------
TOTAL PORTUGAL                                                                               85,307
                                                                                       ------------
SINGAPORE (0.4%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
    Flextronics International, Ltd.*                                           2,460         17,540
                                                                                       ------------
TOTAL SINGAPORE                                                                              17,540
                                                                                       ------------
SOUTH KOREA (5.5%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.7%)
    Samsung Electronics Company, Ltd. GDR*                                       790        108,467
                                                                                       ------------
WIRELESS TELECOMMUNICATION SERVICES (2.8%)
    SK Telecom Company, Ltd. ADR                                               4,400        109,076
                                                                                       ------------
TOTAL SOUTH KOREA                                                                           217,543
                                                                                       ------------
TAIWAN (2.5%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.5%)
    United Microelectronics Corp.                                             13,500         99,225
                                                                                       ------------
TOTAL TAIWAN                                                                                 99,225
                                                                                       ------------
                 See Accompanying Notes to Financial Statements.

                                        4

                                                                           NUMBER OF
                                                                             SHARES        VALUE
                                                                           ---------   ------------
COMMON STOCKS (CONTINUED)

UNITED KINGDOM (2.2%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
    BT Group PLC                                                               8,480   $     32,574
                                                                                       ------------
WIRELESS TELECOMMUNICATION SERVICES (1.4%)
    Vodafone Group PLC                                                        38,700         53,091
                                                                                       ------------
TOTAL UNITED KINGDOM                                                                         85,665
                                                                                       ------------
UNITED STATES (53.9%)
AUTO COMPONENTS (1.3%)
    Gentex Corp.*                                                              1,900         52,193
                                                                                       ------------
COMMERCIAL SERVICES & SUPPLIES (1.1%)
    Convergys Corp.*                                                           2,300         44,804
                                                                                       ------------
COMMUNICATIONS EQUIPMENT (5.3%)
    CIENA Corp.*                                                               3,100         12,989
    Cisco Systems, Inc.*                                                       5,300         73,935
    Comverse Technology, Inc.*                                                 2,000         18,520
    Juniper Networks, Inc.*                                                    2,200         12,430
    Motorola, Inc.                                                             6,300         90,846
                                                                                       ------------
                                                                                            208,720
                                                                                       ------------
COMPUTERS & PERIPHERALS (3.0%)
    Apple Computer, Inc.*                                                      1,100         19,492
    Dell Computer Corp.*                                                       2,100         54,894
    Hewlett-Packard Co.                                                        2,909         44,450
                                                                                       ------------
                                                                                            118,836
                                                                                       ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.0%)
    AT&T Corp.                                                                 1,700         18,190
    BellSouth Corp.                                                            1,000         31,500
    SBC Communications, Inc.                                                   1,200         36,600
    Verizon Communications, Inc.                                                 800         32,120
                                                                                       ------------
                                                                                            118,410
                                                                                       ------------
ELECTRICAL EQUIPMENT (2.9%)
    Harris Corp.                                                               3,100        112,344
                                                                                       ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.1%)
    Agilent Technologies, Inc.*                                                1,800         42,570
    Sanmina-SCI Corp.*                                                           400          2,524
                                                                                       ------------
                                                                                             45,094
                                                                                       ------------
HEALTHCARE EQUIPMENT & SUPPLIES (2.9%)
    Biomet, Inc.                                                               1,500         40,680
    Cytyc Corp.*                                                               2,500         19,050
    Medtronic, Inc.                                                            1,300         55,705
                                                                                       ------------
                                                                                            115,435
                                                                                       ------------

                 See Accompanying Notes to Financial Statements.

                                        5

                                                                           NUMBER OF
                                                                             SHARES        VALUE
                                                                           ---------   ------------
COMMON STOCKS (CONTINUED)
UNITED STATES (CONTINUED)

INTERNET SOFTWARE & SERVICES (1.5%)
    Openwave Systems, Inc.*                                                    7,600   $     42,636
    VeriSign, Inc.*                                                            2,100         15,099
                                                                                       ------------
                                                                                             57,735
                                                                                       ------------
MACHINERY (1.5%)
    SPX Corp.*                                                                   500         58,750
                                                                                       ------------
MEDIA (10.9%)
    AOL Time Warner, Inc.*                                                     4,300         63,253
    Clear Channel Communications, Inc.*                                        2,100         67,242
    Comcast Corp. Special Class A*                                             2,700         64,368
    Cox Radio, Inc.*                                                             800         19,280
    Gannett Company, Inc.                                                        400         30,360
    Liberty Media Corp.*                                                      11,700        117,000
    Viacom, Inc. Class B*                                                      1,500         66,555
                                                                                       ------------
                                                                                            428,058
                                                                                       ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (5.5%)
    Agere Systems, Inc.*                                                       9,200         12,880
    Intel Corp.                                                                4,800         87,696
    Micron Technology, Inc.*                                                   1,000         20,220
    Teradyne, Inc.*                                                            1,100         25,850
    Texas Instruments, Inc.                                                    3,000         71,100
                                                                                       ------------
                                                                                            217,746
                                                                                       ------------
SOFTWARE (12.5%)
    Activision, Inc.*                                                          1,100         31,966
    Adobe Systems, Inc.                                                        3,000         85,500
    BEA Systems, Inc.*                                                         1,700         16,167
    Electronic Arts, Inc.*                                                     1,300         85,865
    Microsoft Corp.*                                                           2,500        136,750
    Network Associates, Inc.*                                                  3,400         65,518
    Oracle Corp.*                                                              4,000         37,880
    VERITAS Software Corp.*                                                    1,700         33,643
                                                                                       ------------
                                                                                            493,289
                                                                                       ------------
SPECIALTY RETAIL (0.5%)
    Best Buy Company, Inc.*                                                      500         18,150
                                                                                       ------------
WIRELESS TELECOMMUNICATION SERVICES (0.9%)
    AT&T Wireless Services, Inc.*                                              6,000         35,100
                                                                                       ------------
TOTAL UNITED STATES                                                                       2,124,664
                                                                                       ------------

TOTAL COMMON STOCKS (Cost $4,599,718)                                                     3,689,472
                                                                                       ------------

                 See Accompanying Notes to Financial Statements.

                                        6

                                                                              PAR
                                                                             (000)        VALUE
                                                                           ---------   ------------
SHORT-TERM INVESTMENT (7.0%)
    State Street Bank & Trust Co. Euro Time Deposit, 1.750%, 7/01/02
    (Cost $275,000)                                                           $  275   $    275,000
                                                                                       ------------

TOTAL INVESTMENTS AT VALUE (100.5%) (Cost $4,874,718)                                     3,964,472

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.5%)                                               (19,243)
                                                                                       ------------

NET ASSETS (100.0%)                                                                    $  3,945,229
                                                                                       ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
                         GDR = Global Depository Receipt

* Non-income producing security.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- GLOBAL TECHNOLOGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002 (Unaudited)

ASSETS
    Investments at value (Cost $4,874,718)                            $ 3,964,472
    Cash                                                                      531
    Foreign currency (Cost $3,110)                                          3,350
    Receivable for investments sold                                        25,933
    Receivable for fund shares sold                                         6,390
    Receivable from investment adviser                                      2,702
    Dividends and interest receivable                                       1,688
    Prepaid expenses and other assets                                       3,334
                                                                      -----------
      Total Assets                                                      4,008,400
                                                                      -----------
LIABILITIES
    Administrative services fee payable                                     2,652
    Payable for investments purchased                                      59,123
    Payable for foreign taxes                                                  47
    Other accrued expenses payable                                          1,349
                                                                      -----------
      Total Liabilities                                                    63,171
                                                                      -----------

NET ASSETS
    Capital stock, $0.001 par value                                           564
    Paid-in capital                                                     5,282,370
    Accumulated net investment loss                                       (18,496)
    Accumulated net realized loss from investments and
      foreign currency transactions                                      (409,256)
    Net unrealized appreciation (depreciation) from investments and
      foreign currency translations                                      (909,953)
                                                                      -----------
      Net Assets                                                      $ 3,945,229
                                                                      ===========
    Shares outstanding                                                    564,010
                                                                      -----------
    Net asset value, offering price and redemption price per share    $      6.99
                                                                      ===========

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- GLOBAL TECHNOLOGY PORTFOLIO
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME
    Dividends                                                                                 $    12,646
    Interest                                                                                        3,349
    Foreign taxes withheld                                                                         (1,027)
                                                                                              -----------
      Total investment income                                                                      14,968
                                                                                              -----------

EXPENSES
    Investment advisory fees                                                                       20,282
    Administrative services fees                                                                    5,290
    Audit fees                                                                                     10,310
    Printing fees                                                                                   5,935
    Custodian fees                                                                                  4,944
    Legal fees                                                                                      3,825
    Transfer agent fees                                                                             1,482
    Trustees fees                                                                                     798
    Interest expense                                                                                  186
    Insurance expense                                                                                  81
    Miscellaneous expense                                                                           2,441
                                                                                              -----------
      Total expenses                                                                               55,574
    Less: fees waived and expenses reimbursed                                                     (22,110)
                                                                                              -----------
       Net expenses                                                                                33,464
                                                                                              -----------
         Net Investment loss                                                                      (18,496)
                                                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
  FOREIGN CURRENCY RELATED ITEMS
    Net realized loss from investments                                                           (409,315)
    Net realized gain from foreign currency transactions                                               59
    Net change in unrealized appreciation (depreciation) from investments                        (910,246)
    Net change in unrealized appreciation (depreciation) from foreign currency translations           293
                                                                                              -----------
    Net realized and unrealized loss from investments and foreign currency related items       (1,319,209)
                                                                                              -----------
    Net decrease in net assets resulting from operations                                      $(1,337,705)
                                                                                              ===========

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- GLOBAL TECHNOLOGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
June 30, 2002 (Unaudited)

                                                                FOR THE SIX MONTHS
                                                                      ENDED
                                                                  JUNE 30, 2002(1)
                                                                    (UNAUDITED)
                                                                ------------------
FROM OPERATIONS
  Net Investment Loss                                           $          (18,496)
  Net realized loss from investments and foreign
   currency transactions                                                  (409,256)
  Net change in unrealized appreciation (depreciation) from
   investments and foreign currency translations                          (909,953)
                                                                ------------------
   Net decrease in net assets resulting from operations                 (1,337,705)
                                                                ------------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                           6,723,619
  Net asset value of shares redeemed                                    (1,440,685)
                                                                ------------------

   Net increase in net assets from capital share transactions            5,282,934
                                                                ------------------

  Net increase in net assets                                             3,945,229
                                                                ------------------
NET ASSETS
  Beginning of period                                                           --
  End of period                                                 $        3,945,229
                                                                ==================

  ACCUMULATED NET INVESTMENT LOSS                               $          (18,496)
                                                                ==================

(1) For the period January 2, 2002 (commencement of operations) through June 30, 2002.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- GLOBAL TECHNOLOGY PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout the Period)


                                                    FOR THE SIX MONTHS
                                                           ENDED
                                                      JUNE 30, 2002
                                                      (UNAUDITED)(1)
                                                    ------------------
PER SHARE DATA
  Net asset value, beginning of period                  $   10.00
                                                        ---------

INVESTMENT OPERATIONS
  Net investment income                                     (0.03)
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                          (2.98)
                                                        ---------

      Total from investment operations                      (3.01)
                                                        ---------
NET ASSET VALUE, END OF PERIOD                          $    6.99
                                                        =========

      Total return(2)                                      (30.00)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)              $   3,945
    Ratio of expenses to average net assets                  1.65%(3)
    Ratio of net investment loss to average
      net assets                                            (0.91)%(3)
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                   1.09%(3)
  Portfolio Turnover Rate                                      51%

(1) For the period January 2, 2002 (commencement of operations) through June 30, 2002.

(2) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3) Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- GLOBAL TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2002 (Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Trust (the "Trust"), a Massachusetts business trust was incorporated on March 15, 1995. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers nine managed investment portfolios of which one, the Global Technology Portfolio (the "Portfolio"), is included in this report. The Portfolio is a non-diversified investment fund that seeks long-term capital appreciation. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan.

   A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. The Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   G) SHORT-TERM INVESTMENTS -- The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank & Trust, the Portfolio's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

   H) FORWARD FOREIGN CURRENCY CONTRACTS -- The Portfolio may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At June 30, 2002, the Portfolio had no open forward foreign currency contracts.

   I) OTHER -- The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation of assets, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity, market, operational and valuation risks.

   The Portfolio may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income or capital gains are earned.

   The Portfolio invests a high percentage of its assets in the technology sector of the market. As a result, the financial, economic, business and political developments in the technology sector of the market, positive or negative, have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not concentrate its investments in that sector. In addition, this Portfolio is sector concentrated and, under normal market conditions, it will invest 80% or more of its net assets in a related industry within the technology sector of the market.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Portfolio. For its investment advisory services, CSAM is entitled to receive a fee from the Portfolio at an annual rate of 1.00% of the Portfolio's average daily net assets. For the six months ended June 30, 2002, investment advisory fees earned and voluntarily waived, and expenses reimbursed were as follows:

        GROSS                                      NET                 EXPENSE
    ADVISORY FEE            WAIVER            ADVISORY FEE         REIMBURSEMENTS
   --------------          --------          --------------       ----------------
      $ 20,282             $ 20,282               $ --                  $ 789

   Credit Suisse Asset Management Limited ("CSAM Ltd."), an affiliate of CSAM, serves as sub-investment adviser to the Funds. CSAM Ltd.'s sub-investment advisory fee is paid by CSAM out of CSAM's net investment advisory fee and is not paid by the Portfolio.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and State Street Bank and Trust Company (OSSB), serve as co-administrators to the Portfolio. At its meeting held on February 12, 2002 the Board of Trustees approved SSB to replace PFPC, Inc. ("PFPC") as co-administrator effective May 1, 2002.

   For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets. For the six months ended June 30, 2002, administrative services fees earned by CSAMSI were $2,028.

   For its administrative services, PFPC was entitled to receive a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                      ANNUAL RATE
           ------------------------                      -----------
           First $500 million                  .08% of average daily net assets
           Next $1 billion                     .07% of average daily net assets
           Over $1.5 billion                   .06% of average daily net assets

   For the period January 1, 2002 through April 30, 2002, administrative service fees earned, and voluntarily waived by PFPC (including out-of-pocket expenses) were $2,378 and $1,039 respectively.

   For its administrative services SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee structure calculated in total for all the Credit Suisse Funds administered by SSB and allocated based upon relative average net assets of each fund.

           AVERAGE DAILY NET ASSETS                      ANNUAL RATE
           ------------------------                      -----------
           First $5 billion                     .050% of average daily net assets
           Next $5 billion                      .035% of average daily net assets
           Over $10 billion                     .020% of average daily net assets

   For the period May 1, 2002 to June 30, 2002, administrative service fees earned by SSB (including out-of-pocket expenses) were $884.

   In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

   Boston Financial Data Services, Inc. ("BFDS") serves as the Portfolio's transfer and dividend disbursement agent. The Portfolio has an arrangement with BFDS whereby interest earned on uninvested cash balances is used to offset a portion of its transfer agent expense. For the six months ended June 30, 2002, the Portfolio did not receive any credits or reimbursements under this arrangement.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing services. For the six months ended June 30, 2002, Merrill did not receive any payments for its services to the Portfolio.

NOTE 3. LINE OF CREDIT

   Through June 18, 2002, the Portfolio, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of ..10% per annum on the average unused amount of the Prior Credit Facility, which is allocated among the Participating Funds in such a manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus .50%.

   Effective June 19, 2002, the Participating Funds, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $150 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for the same purposes as the Prior Credit Facility. Terms of the New Credit Facility remain the same as the Prior Credit Facility. The commitment fee rate and interest rate is unchanged. For the six months ended June 30, 2002, the Portfolio had no borrowings under the Prior Credit Facility or the New Credit Facility.

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the six months ended June 30, 2002, purchases and sales of investment securities (excluding short-term investments) were $6,898,492 and $1,886,725, respectively.

   At June 30, 2002, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation (depreciation) from investments were $4,874,718, $92,766, ($1,003,012) and ($910,246), respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

   The Portfolio is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value of $.001 per share. Transactions in shares of the Portfolio were as follows:

                                    FOR THE SIX MONTHS ENDED
                                  JUNE 30, 2002 (UNAUDITED)(1)
                                  ----------------------------
           Shares sold                                727,175
           Shares redeemed                           (163,165)
                                                     --------
           Net increase                               564,010
                                                     ========

----------
(1) For the period January 2, 2002 (commencement of operations) through June 30, 2002.

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CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRGLT-3-0602